TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 VISTA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 39 Page 2 of 39

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. The executives that lead most of our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder, most of whom are in our Vista reporting segment or central functions, are primarily incentivized through performance share units, whose payout is based on the long-term growth of the Cimpress share price beyond a hurdle rate, and/or restricted share units. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we estimate to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. For example, we require only 10% for highly predictable organic investments in established markets, 15% for M&A of established, growing, profitable companies, and 25% for risky investments such as our investments in startup businesses or emerging markets. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes which we have made in the past. Page 3 of 39

LETTER FROM ROBERT JANUARY 26, 2022

Dear Investor,

Cimpress delivered solid financial results for Q2 FY2022 while continuing significant organic investment, particularly in the Vista business, against a backdrop of continued pandemic volatility and supply chain challenges during the seasonally important second quarter. At the consolidated level, both reported revenue and organic constant-currency revenue grew 9% year over year (14% organic constant-currency growth excluding revenue from face mask sales in both periods). When comparing to pre-pandemic Q2 FY2020, revenue grew 4% and organic constant-currency revenue was down 1%.

Information on performance by segment can be found in the summary tables below as well as the commentary that follows.

	Q2 FY2022				
	vs Q2 FY2021			vs Q2 FY2020 (pre-pandemic)	
Segment:	**Reported Revenue Growth**	**Organic Constant Currency Revenue Growth**	**Organic Constant Currency Revenue Growth ex. Masks**	**Reported Revenue Growth**	**Organic Constant Currency Revenue Growth**
Vista	4%	3%	9%	3%	(3)%
PrintBrothers	13%	18%	21%	9%	5%
The Print Group	18%	23%	33%	3%	(1)%
National Pen	9%	11%	19%	(3)%	(5)%
All Other Businesses	4%	—%	—%	16%	16%
Total	**9%**	**9%**	**14%**	**4%**	**(1)%**

The following table summarizes segment profit trends:

	Q2 FY2022					
	vs. Q2 FY2021			vs. Q2 FY2020 (pre-pandemic)		
Segment:	**Gross Profit**	**Profit**	**Segment EBITDA**	**Gross Profit**	**Profit**	**Segment EBITDA**
Vista	—	—	17% decline primarily due to increased growth investments	—	▼	33% decline due to unfavorable product mix, growth investments and increased ad spend
PrintBrothers	▲	▲	13% improvement with revenue growth and efficiency gains	▲	▲	13% improvement with revenue growth and efficiency gains
The Print Group	▲	▲	30% improvement with revenue growth and efficiency gains	▲	—	10% decline with increased technology investments, LTI expenses, and unfavorable product mix
National Pen	▲	▲	69% improvement with revenue growth and efficiency gains	▼	▼	12% improvement due to cost efficiencies
All Other Businesses	▼	▼	41% decline with difficult y/y comp and cost inflation including advertising	▲	▲	71% improvement with gains across businesses and removal of loss-making VIDA
Consolidated Results (Gross Profit, Contribution Profit, Adjusted EBITDA)	6%	5%	(1)%	—%	(6)%	(23)%

▲ > 2% growth

▼ > 2% decline

— within +/- 2%

Please see non-GAAP reconciliations at the end of this document.

Page 4 of 39

Below is a summary by business segment for the second quarter of FY2022. Vista Vista reported revenue growth for the quarter of 4%, while organic constant-currency revenue growth excluding mask sales was 9%. Vista continues to execute against its vision to become the expert design and marketing partner for the world's small businesses, in which we are investing significantly. Financially speaking, we believe that moving to this broader value proposition will enable Vista to grow its highly profitable physical products, thereby generating future cash flows that should more than justify the investments we are making in the design and marketing aspects of Vista's customer-facing value proposition. During the quarter, Vista: • Continued to test, learn and build out our new technology platform that is now live in markets that account for slightly more than 20% of Vista's revenue. • Prepared for the anticipated Q3 FY2022 launch of the new platform in the U.S., our largest market. When that launch happens we will have migrated about 80% of Vista's revenue base to the new platform. • Progressed against our plans to deliver a full spectrum of design services, including via 99designs by Vista and VistaCreate (formerly Crello). The number of VistaCreate monthly active users is growing rapidly. • Continued work with our strategic partner Wix to integrate their products into the Vista offering. We remain pre-launch, progressing as planned with a shared commitment to ensure a successful customer and financial outcome for both companies. In each country in which Vista has launched the new platform we have experienced temporary negative financial impacts. This is expected, as, for example, repeat customers adjust to the new experience. This initial pull back has been followed by week-by-week improvements in financial performance including from new capabilities as they begin to be introduced. We expect the same pattern for the planned U.S. launch, and we will use the cumulative data from prior launches to optimize our execution. We're excited about the planned U.S. site launch, which will meaningfully increase the customer and revenue base upon which we can begin to expose and iterate on more personalized customer experiences, new product introductions, and an increasingly integrated set of design capabilities. Upload and Print Combined revenue and segment EBITDA were each ahead of pre-pandemic levels, both setting all-time records. As a group, despite inflationary pressures on input costs and continued negative effects of the pandemic on some product categories, reported revenue grew 15% over last year and organic constant-currency revenue and segment EBITDA each grew 20% over last year. We believe this group of businesses is gaining market share after having used the pandemic as a catalyst to develop and launch new products and further leverage each others' product and supply chain capabilities. We see upload and print results as a positive sign for the future of Vista as well, since they demonstrate the benefit of new product introduction and innovation, which Vista expects to accelerate as it completes its site migration. National Pen National Pen delivered record segment EBITDA this quarter, higher than its most recent pre-pandemic seasonal peak in Q2 FY2020. Revenue was about 5% below those pre-pandemic levels on an organic constant-currency basis, but National Pen's focus on operating efficiency, including changes made prior to and during the pandemic, drove the strong bottom-line results. Revenue growth prospects are improving as National Pen increases its focus and resources on e-commerce. All Other Businesses Businesses in this segment continue to execute well, though the very favorable pandemic-driven dynamics that benefited BuildASign in the year-ago period were much less prevalent in this quarter. That being said, both revenue and segment EBITDA are significantly ahead of the pre-pandemic period and we are optimistic about the trajectory of this segment. Please see non-GAAP reconciliations at the end of this document. Page 5 of 39

Supply Chain Challenges and Opportunities As expected, all of our businesses continued to experience meaningful increases in costs for materials, production consumables, freight and shipping, and labor. We said last quarter that we believe in relative terms we can fare better than competitors even if in nominal terms costs are higher. We saw evidence that this was true in the second quarter as we leveraged our scale advantages, mass customization platform, supplier relationships and the execution from our team members to navigate this very challenging environment. We increased prices and were able to maintain supply to meet customer demand. Our consolidated gross margins contracted 110 basis points versus last year. While there are many variables at play in this gross margin comparison including product mix shifts, this is evidence that we are weathering the storm well. Inventory levels remain elevated as we have increased safety stock where necessary to ensure we can fulfill our customers' needs despite supply chain volatility. It remains a challenging environment and we expect higher input costs and supply constraints to persist, although we are unable to predict for how long. We will continue to leverage our clear advantages and believe that we are well positioned versus competitors. Outlook We continue to see volatility arising from the pandemic, and we will continue to navigate that volatility as we have over the last two years. Elevated COVID-19 cases in January and the related impact on in-person activity has dampened our consolidated bookings to date in January although we remain above last year's levels when severe government restrictions were in place particularly in Europe. We have made good progress against the plans we shared at our August investor day. This gives us confidence in our ability to deliver attractive returns from the major investments we are making in our business, particularly in Vista. As you will see from the results in this report, our leverage remains elevated due to the trailing-twelve-month impact of the pandemic on our financial results combined with incremental organic growth investments. As we have described previously, we expect to reduce leverage in FY2023. Our near-term capital allocation priority remains the same: making organic investments and delivering value from our two recent Vista acquisitions. On March 2, 2022 we will host our mid-year strategy update call, during which we will share additional insights into our opportunity and execution. I look forward to answering your questions at that virtual event. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 6 of 39

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q2 FY2020	Q2 FY2021	Q2 FY2022	YTD FY20	YTD FY21	YTD FY22
Vista[1]	$ 433,305	$ 431,076	$ 448,114	$ 776,476	$ 760,367	$ 797,594
PrintBrothers	126,617	121,806	137,694	235,907	221,918	263,051
The Print Group	87,699	76,204	90,130	159,957	142,641	162,950
National Pen	127,985	114,692	124,717	198,148	182,341	193,981
All Other Businesses	49,774	55,365	57,719	92,050	98,843	105,590
Inter-segment eliminations	(5,047)	(18,239)	(8,658)	(8,246)	(38,706)	(15,851)
Total revenue[1]	**$ 820,333**	**$ 780,904**	**$ 849,716**	**$1,454,292**	**$1,367,404**	**$1,507,315**
Reported revenue growth[1]	*(1)%*	*(5)%*	*9 %*	*3 %*	*(6)%*	*10 %*
Organic constant currency revenue growth	*— %*	*(9)%*	*9 %*	*2 %*	*(10)%*	*9 %*
Income from operations	**$ 121,595**	**$ 94,194**	**$ 85,981**	**$ 146,974**	**$ 130,180**	**$ 102,920**
Income from operations margin[1]	*15 %*	*12 %*	*10 %*	*10 %*	*10 %*	*7 %*

[1]During the first quarter of fiscal year 2022, we identified an immaterial error related to the presentation of revenue and cost of revenue and revised our previously reported results to decrease revenue and cost of revenue by $5,241 for the three and six months ended December 31, 2020. This change also impacted Q2 FY2021 reported revenue growth and YTD FY2021 income from operations margin.

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q2 FY2020	Q2 FY2021	Q2 FY2022	YTD FY20	YTD FY21	YTD FY22
Vista	$ 138,857	$ 112,331	$ 92,689	$ 226,161	$ 202,488	$ 160,728
PrintBrothers	16,459	16,457	18,605	27,236	26,172	34,888
The Print Group	18,105	12,569	16,358	31,739	24,752	30,747
National Pen	28,099	18,728	31,599	18,249	8,057	23,551
All Other Businesses	3,668	10,657	6,264	5,385	19,266	11,155
Total segment EBITDA	**$ 205,188**	**$ 170,742**	**$ 165,515**	**$ 308,770**	**$ 280,735**	**$ 261,069**
Central and corporate costs	(35,631)	(30,490)	(34,725)	(69,783)	(60,360)	(68,867)
Unallocated share-based compensation	(2,774)	(494)	(1,901)	(2,275)	(1,644)	(3,031)
Exclude: share-based compensation expense[2]	8,325	5,243	12,505	13,075	13,526	23,511
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	10,408	(1,578)	674	15,246	(361)	(2,998)
Adjusted EBITDA	**$ 185,517**	**$ 143,423**	**$ 142,068**	**$ 265,033**	**$ 231,896**	**$ 209,684**
Adjusted EBITDA margin	*23 %*	*18 %*	*17 %*	*18 %*	*17 %*	*14 %*
Adjusted EBITDA year-over-year growth	*34 %*	*(23)%*	*(1)%*	*47 %*	*(13)%*	*(10)%*

[2]SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q2 FY2020	Q2 FY2021	Q2 FY2022	YTD FY20	YTD FY21	YTD FY22
Net cash provided by operating activities	$ 202,192	$ 150,487	$ 143,344	$ 265,097	$ 256,168	$ 179,911
Net cash (used in) investing activities	(24,453)	(55,593)	(64,100)	(53,816)	(76,677)	(77,281)
Net cash (used in) financing activities	(174,385)	(99,775)	(39,006)	(207,390)	(191,754)	(49,357)
Adjusted free cash flow	177,345	130,439	108,934	213,586	212,933	121,238
Cash interest related to borrowing	23,929	49,221	35,329	33,313	58,299	49,687

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 39

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q2 FY2020	Q2 FY2021	Q2 FY2022	YTD FY20	YTD FY21	YTD FY22
Adjusted EBITDA	$ 185,517	$ 143,423	$ 142,068	$ 265,033	$ 231,896	$ 209,684
Cash restructuring payments	(494)	(1,446)	(244)	(2,756)	(3,961)	(244)
Cash taxes	(711)	(4,639)	(8,058)	(5,183)	(4,991)	(15,825)
Other changes in net working capital and other reconciling items	41,809	62,370	44,907	41,316	91,523	35,983
Purchases of property, plant and equipment	(13,901)	(8,407)	(17,915)	(28,094)	(16,790)	(26,539)
Capitalization of software and website development costs	(10,946)	(11,641)	(16,495)	(23,417)	(26,445)	(32,134)
Adjusted free cash flow before cash interest related to borrowing	**$ 201,274**	**$ 179,660**	**$ 144,263**	**$ 246,899**	**$ 271,232**	**$ 170,925**
Cash interest related to borrowing	(23,929)	(49,221)	(35,329)	(33,313)	(58,299)	(49,687)
Adjusted free cash flow	**$ 177,345**	**$ 130,439**	**$ 108,934**	**$ 213,586**	**$ 212,933**	**$ 121,238**

Q2 FY2022 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$142.1
($0.2)
($8.1)
$44.9
($17.9)
($16.5)
$144.3
($35.3)
$108.9
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

YTD FY2022 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$209.7
($0.2)
($15.8)
$36.0
($26.5)
($32.1)
$170.9
($49.7)
$121.2
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 39

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data



Revenue &
Reported Revenue Growth (Decline) (1,2)
$820
$598
$429
$587
$781
$573
$635
$658
$850
(1)%
(10)%
(36)%
(7)%
(5)%
(4)%
48%
12%
9%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Organic Constant-Currency Revenue Growth (Decline)
—%
(9)%
(36)%
(10)%
(9)%
(10)%
38%
9%
9%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Cash Flow from Operations
$202
$19
$54
$106
$150
($37)
$46
$37
$143
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Adjusted Free Cash Flow & Cash Interest
Adj. FCF
Cash Interest
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222
Adj. FCF	$177	($4)	$34	$82	$130	($62)	$15	$12	$109
Interest	$24	$9	$30	$9	$49	$8	$51	$14	$35

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.
(2) Refer to Note 1 on page 7.

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 39

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data


GAAP Operating Income (Loss) & Adjusted EBITDA
GAAP OI (Loss)
Adjusted EBITDA
$122
$186
($88)
$71
($3)
$64
$36
$88
$94
$143
($16)
$55
$9
$62
$17
$68
$86
$142
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


Net Income (Loss) Attributable to Cimpress (1)
$190
($85)
($42)
($11)
$32
($39)
($68)
($7)
$55
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22


Net Debt (2)
($1,344)
($1,449)
($1,437)
($1,361)
($1,278)
($1,348)
($1,379)
($1,366)
($1,333)
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

($M)	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22
Cash / equivalents	$ 37	$ 228	$ 45	$ 40	$ 37	$ 36	$ 183	$ 193	$ 231
Marketable securities	$—	$—	$—	$—	$—	$—	$203	$192	$175
HY notes	($400)	($600)	($600)	($600)	($600)	($600)	($600)	($600)	($600)
2nd lien notes	$—	$—	($300)	($300)	($300)	($300)	$—	$—	$—
Term loans	($478)	($452)	($148)	($146)	($144)	($143)	($1,152)	($1,140)	($1,129)
Revolver	($488)	($612)	($422)	($344)	($260)	($329)	$—	$—	$—
Other debt	($15)	($14)	($12)	($11)	($11)	($13)	($13)	($11)	($10)
Net debt	($1,344)	($1,449)	($1,437)	($1,361)	($1,278)	($1,348)	($1,379)	($1,366)	($1,333)


Weighted Average Shares Outstanding (Millions) (3)
Basic
Diluted
27.9
26.0
25.9
25.9
26.4
26.0
26.0
26.1
26.4
27.0
26.0
25.9
25.9
26.0
26.0
26.0
26.1
26.1
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

(1) During the second quarter of fiscal year 2022, we identified an immaterial error related to the recognition of foreign currency gains that were included in other income (expense), net, and revised our previously reported results to recognize the hedging instrument's foreign currency gains of $7,518 and $9,027 for the fourth quarter of fiscal 2021 and first quarter of fiscal 2022, respectively, within accumulated other comprehensive loss.
(2) Excludes debt issuance costs, debt premiums and discounts.
(3) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 39

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** and **organic constant-currency revenue growth** was 9% for Q2, with acquisition and currency impacts offsetting each other. We saw continued revenue recovery in Q2, with strong performance from our upload and print businesses for the second consecutive quarter, even as pandemic-related restrictions were reinstated in some markets. Compared to pre-pandemic results, demand for new, fast-growing product categories continues to offset lingering pandemic impacts. Pandemic-related products such as face masks were less than 1% of revenue in Q2 FY2022 versus about 5% in Q2 FY2021. Excluding the impact of mask sales in both periods, reported revenue growth for the quarter was 13% and organic constant-currency revenue growth was 14%.

Q2 FY2022 **GAAP operating income** declined by $8.2 million year over year to $86.0 million, versus $94.2 million in the year-ago period. Gross profit increased $25.6 million from higher revenue, although was impacted by the net impact of cost pressures related to anticipated supply chain challenges. The increase in gross profit was more than offset by an $11.2 million increase in advertising, continued organic investment in Vista and our central teams, a $7.3 million increase in share-based compensation (SBC) expenses and the non-recurrence of FY2021 government incentives.

Adjusted EBITDA for Q2 FY2022 was $142.1 million, down $1.4 million from $143.4 million in Q2 FY2021 due to the operational results and investments described in operating income above (with the exception of SBC that is not included in adjusted EBITDA). The net impact of year-over-year currency movements on adjusted EBITDA was immaterial.

(continued on next page)


2-Year Stacked Reported Revenue Growth
Earlier period
Later period
7%
(6)%
(36)%
(29)%
1%
(1)%
(6)%
(14)%
12%
48%
(36)%
5%
4%
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
6%
(6)%
(36)%
(31)%
(6)%
(9)%
(19)%
2%
38%
(36)%
(1)%
0%
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22


GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)
$122
15%
(15)%
($88)
(1)%
($3)
$36
6%
$94
12%
(3)%
($16)
$9
1%
$17
3%
$86
10%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


Adjusted EBITDA ($M) & Margin (%) (Quarterly)
$186
23%
$71
12%
$64
15%
$88
15%
$143
18%
$55
10%
$62
10%
$68
10%
$142
17%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 39

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

GAAP net income per diluted share for the second quarter was $2.08, versus $1.22 in the same quarter a year ago. Though there was a year-over-year decline in operating income, this was more than offset by decreased interest expense and the recognition of non-operational, non-cash year-over-year currency gains in other income (expense), net (details on page 23).

Gross profit (revenue minus the cost of revenue) increased year over year by $25.6 million in the second quarter due to materially higher revenue, including from price increases, and improved production efficiencies, partially offset by increased input and labor costs.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the second quarter was 50.1%, down 110 bps compared to Q2 FY2021.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $12.9 million in the second quarter. Increased gross profit was partially offset by an increase in advertising expense, from $99.9 million in Q2 FY2021 to $111.2 million in Q2 FY2022, with higher advertising expense across all segments vs. Q2 FY2021.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the second quarter was 35.2%, down from 36.7% in the same quarter a year ago.

Advertising as a percent of revenue increased year over year for the second quarter from 12.8% to 13.1%, for the reasons described above.


GAAP Operating Income & Adj. EBITDA
($M)
(TTM)
TTM OI
TTM Adj EBITDA
$226 $471
$109 $453
$56 $400
$67 $409
$39 $367
$111 $351
$124 $349
$104 $328
$96 $327
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


Gross Profit ($M) & Gross Margin (%)
Gross Profit
Gross Margin %
$426
$288
$210
$288
$400
$277
$311
$319
$426
52.0%
48.2%
48.8%
49.0%
51.2%
48.3%
49.0%
48.5%
50.1%
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22


Contribution Profit ($M) & Contribution Margin (%)
Contribution Profit
Contribution Margin %
$317
$201
$166
$208
$286
$189
$212
$219
$299
38.6%
33.7%
38.6%
35.5%
36.7%
33.0%
33.4%
33.2%
35.2%
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 39

CASH FLOW

We generated $143.3 million of **cash from operations** in Q2 FY2022, compared with $150.5 million in the year-ago period. In addition to the $1.4 million decrease to adjusted EBITDA described on page 11, cash taxes increased by $3.4 million partially due to increased profitability in our upload and print businesses. Additionally, working capital inflows were less favorable than in Q2 FY2021 as we benefited in the prior year from partnering with suppliers to delay payments and this year we maintained higher inventory levels due to supply chain challenges. These decreases to cash from operations were partially offset by a $13.9 million reduction in cash interest payments.

Adjusted free cash flow was $108.9 million in the second quarter of FY2022 compared to $130.4 million in the same period a year ago. Adjusted free cash flow decreased as a result of the decline in our operating cash flow described above. Software capitalization increased by $4.9 million year over year as last year we had benefited from partnering with a supplier to delay payments for work on new technology capabilities. Capital expenditures increased $9.5 million year over year driven by investments in production equipment.

For our internal management reporting and budgeting we use **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.


Adjusted Free Cash Flow & Cash Interest ($M) (Quarterly)
FCF
Cash Interest
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222
Adj. FCF	$177	($4)	$34	$82	$130	($62)	$15	$12	$109
Interest	$24	$9	$30	$9	$49	$8	$51	$14	$35


Adjusted Free Cash Flow & Cash Interest ($M) (TTM)
FCF
Cash Interest
$64
$281
$65
$292
$73
$244
$73
$290
$98
$243
$96
$185
$117
$166
$122
$96
$108
$74
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 39

CASH FLOW (CONTINUED)



Cash Flow from Operations ($M)
(Quarterly)
$202
$19
$54
$106
$150
$(37)
$46
$37
$143
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Cash Flow from Operations ($M)
(TTM)
$391
$393
$338
$381
$330
$273
$265
$196
$189
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Certain Cash Payments Impacting
Cash Flow from Operations ($M)
(Quarterly)
Cash Restructuring
Cash Interest Related to Borrowing
$24
$24
$—
$11
$9
$2
$34
$30
$4
$12
$9
$3
$50
$49
$1
$8
$8
$—
$53
$51
$2
$14
$14
$—
$35
$35
$—
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Certain Cash Payments Impacting
Cash Flow from Operations ($M)
(TTM)
Cash Restructuring
Cash Interest Related to Borrowing
$71
$64
$7
$71
$65
$6
$82
$73
$9
$82
$73
$9
$108
$98
$10
$104
$96
$8
$124
$117
$7
$126
$122
$4
$111
$108
$3
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(Quarterly)
Capital Expenditures
Capitalized Software
$25
$11
$14
$23
$12
$11
$20
$8
$12
$23
$15
$8
$20
$12
$8
$25
$19
$6
$32
$16
$16
$25
$16
$9
$34
$16
$18
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(TTM)
Capital Expenditures
Capitalized Software
$110
$50
$60
$101
$50
$51
$94
$44
$50
$91
$46
$45
$86
$47
$39
$88
$53
$35
$100
$61
$39
$101
$62
$39
$115
$67
$48
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 39

DEBT & SHARE REPURCHASES

As of December 31, 2021, our **total debt**, net of issuance costs, was $1,718.3 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash, cash equivalents and current and non-current marketable securities, was $1,333.4 million, down from $1,365.9 million as of September 30, 2021 inclusive of the outlay of capital for our Depositphotos acquisition.

Our capital structure includes significant liquid assets on our balance sheet and, therefore, we look at net leverage instead of gross leverage. The calculation of our debt-covenant-defined leverage ratio (net debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our **consolidated net leverage ratio** as calculated per our credit agreement was 3.85 as of December 31, 2021, essentially flat compared to 3.87 as of September 30, 2021.

We did not repurchase any shares during Q2 FY2022.

Consolidated Net Leverage Ratio*


2.97
2.92
3.53
3.32
3.33
3.77
3.72
3.87
3.85
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

**Consolidated Leverage Ratio as calculated per our credit agreement definitions.*

Cash, Equivalents and Marketable Securities ($M)


Cash and equivalents
Marketable securities (current)
Marketable securities (non-current)
$37
$228
$45
$40
$37
$36
$386
$51
$152
$183
$386
$40
$152
$193
$406
$28
$147
$231
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


Interest epense related to borrowing
Loss on early extinguishment of debt
$16
$17
$28
$31
$30
$29
$77
$48
$29
$25
$25
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Share Repurchases ($M)


$305
$90
$—
$—
$—
$—
$—
$—
$—
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 39

SEGMENT RESULTS

VISTA

Vista's Q2 FY2022 revenue was up 4% year over year on a reported basis and grew 3% on an organic constant-currency basis. Revenue related to face masks was 1% of revenue in Q2 FY2022 vs. 6% in Q2 FY2021. Excluding the impact of mask revenue in both periods, reported revenue grew 10% and organic constant currency revenue grew 9% year over year. Consumer product sales declined 6% year over year during the seasonal peak, with Europe lagging other regions. Business cards and small format marketing materials rebounded strongly year over year, but were still about 10% below pre-pandemic levels. This was offset by growth in other product categories like packaging, promotional products and signage.

When comparing to the same period in FY2020 (pre-pandemic), revenue was 3% lower in Q2 on an organic constant-currency basis. Results in Europe continue to lag behind North America and Australia when comparing to pre-pandemic levels.

Vista segment EBITDA declined year over year by $19.6 million in Q2 FY2022. Q2 gross profit grew year over year due to higher revenue, with increased input and labor costs mostly offset by a combination of pricing changes and efficiency gains. Contribution profit declined slightly when factoring in increased advertising spend, which as a percent of revenue increased year over year from 15.5% in the prior-year quarter to 16.3% in Q2 FY2022 as the result of reinstating more normalized performance advertising spend payback thresholds. Mid- and upper-funnel ad spend in Q2 FY2022 was flat versus Q2 FY2021. The biggest driver of the EBITDA decline was the increase to organic investments in Vista, largely hiring, to support Vista's multi-year transformation journey to become the expert design and marketing partner to the world's small businesses. This includes approximately $4 million of total negative year-over-year EBITDA impact from 99designs and Depositphotos.

When comparing Vista segment EBITDA margin to the same period in FY2020 (pre-pandemic), the largest impact of compression is from gross margin as some of our higher-profitability product categories remain below pre-pandemic levels, including consumer product revenue in Q2. The remainder is primarily due to increased growth investment (including in 99designs and Depositphotos) and higher advertising expense as a percent of revenue.

(continued on next page)


Revenue ($M) & Reported Revenue Growth Quarterly (1)
$433
(2)%
$316
(12)%
$245
(32)%
$329
(4)%
$431
(1)%
$322
2%
42%
$346
$349
6%
$448
4%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

(1) Please see note (1) on page 7 of this document.


Organic Constant-Currency Revenue Growth Quarterly
(2)%
(11)%
(31)%
(5)%
(6)%
(5)%
32%
2%
3%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
(6)%
(2)%
(8)%
(11)%
(5)%
(16)%
1%
32%
(31)%
2%
(5)%
(3)%
3%
(6)%
(3)%
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 39

VISTA (CONTINUED)

Vista continues to progress on the multi-year project to rebuild its technology infrastructure. To date, we have launched new sites in nine countries, constantly iterating and improving capabilities on the site along with new processes to improve customer experience. Customer satisfaction data guides our launch timeline. We continue to expect to launch in the U.S. market during Q3 FY2022, with most, if not all, remaining countries migrated by approximately July 2022. As described previously, each launch has created a temporary negative financial impact followed by week-over-week improvement as we iterate post launch. We expect a similar impact for the U.S. and subsequent market launches.

We continue to hire talent, especially in user experience design, product management, and data & analytics, that we need to leverage the new technology platform in ways that will transform, over time, the way customers interact with Vista. Each country launch unlocks the ability to introduce new products. We also plan to leverage the flexibility of our new tech platform to integrate, over time, a broader spectrum of design capabilities and to personalize the customer experience in a way that our existing platform could not. We expect these new capabilities and experiences to have steadily increasing impact between today and the end of FY2023.



Segment EBITDA ($M) & Segment EBITDA Margin Quarterly
$139
32%
$74
23%
$66
27%
$90
27%
$112
26%
$64
20%
$58
16%
$68
19%
$93
21%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22



Vista Advertising ($M) & as % of Revenue (2)
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$61
14%
$45
14%
$19
8%
$35
11%
$67
$4
$62
16%
$45
$8
$37
14%
$60
$14
$46
17%
$48
$3
$45
14%
$73
$4
$69
16%
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22

(2) Vista advertising spend is now presented in two categories: lower-funnel and mid/upper-funnel. We first provided the categorization of advertising spend in Q1 FY2022 and at that time, lower-funnel (performance) advertising spend was understated in several periods, which has been corrected in the chart above. This had no impact on total advertising amounts previously disclosed.

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 39

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 7 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q2 FY2022 grew year over year by 15% at reported currency rates, or 20% on an organic constant-currency basis. We are encouraged by signs of overall revenue recovery for our businesses in many of our European geographies, despite continued pandemic impact on end markets. Volume and pricing increased this quarter including in new product categories that have been introduced over recent years.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) increased year over year by 20%, or $5.9 million, in Q2 FY2022 despite increased input costs, driven by the profit impact of higher revenue, continued introduction of new products and improved efficiencies as each group better leverages its combined capabilities. Year-over-year currency fluctuations negatively impacted combined upload and print EBITDA. Combined upload and print segment EBITDA was slightly higher than the pre-pandemic Q2 FY2020 period, a record quarterly result for profits as a group.

We continue to invest in key areas within our upload and print businesses to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business. We believe the current business environment including lingering pandemic impacts, rising input costs and supply chain challenges puts outsized pressure on smaller, less profitable players. Our upload and print businesses remain focused on delivering great value for their customers and, in turn, realizing market share gains.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de druck.at Drukwerkdeal

THE PRINT GROUP:

pixartprinting exaprint TRADEPRINT.CO.UK easyflyer

Please see non-GAAP reconciliations at the end of this document. Page 18 of 39

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly


$127
9%
$109
—%
$73
(38)%
$100
(8)%
$122
(4)%
$94
(14)%
$106
46%
$125
25%
$138
13%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Organic Constant-Currency Revenue Growth Quarterly


8%
—%
(39)%
(15)%
(11)%
(21)%
34%
24%
18%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
8%
(11)%
(3)%
—%
(21)%
(21)%
34%
(39)%
(5)%
9%
24%
(15)%
7%
18%
(11)%
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$16
13%
$9
8%
$3
5%
$10
10%
$16
14%
$8
8%
$9
9%
$16
13%
$19
14%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly


$88
—%
$69
(13)%
$47
(47)%
$66
(8)%
$76
(13)%
$60
(13)%
$73
56%
$73
10%
$90
18%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Organic Constant-Currency Revenue Growth Quarterly


3%
(10)%
(46)%
(12)%
(19)%
(20)%
43%
8%
23%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
3%
(19)%
(16)%
(10)%
(20)%
(30)%
43%
(46)%
(3)%
8%
(12)%
(4)%
4%
23%
(19)%
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$18
21%
$11
16%
$9
19%
$12
18%
$13
16%
$6
11%
$12
16%
$14
20%
$16
18%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 39

NATIONAL PEN

National Pen's Q2 FY2022 revenue grew 9% year over year on a reported basis and 11% on an organic constant-currency basis. Results improved across geographic markets and channels (direct mail, e-commerce, direct sales) due to businesses reopening and a return of in-person events, despite a decline in revenue from pandemic-related products including masks produced on behalf of other Cimpress businesses. Excluding the impact of mask sales, reported revenue grew 18% and organic constant-currency revenue grew 19% year over year.

Segment EBITDA increased year over year by $12.9 million in Q2 FY2022. In addition to improvements in revenue this quarter, the business saw an uplift to gross profit driven by improved average order value, a more normalized mix of products including a decline in lower-margin pandemic-related products and the non-recurrence of a prior-year write down of $4.4 million for pandemic-related products (primarily disposable face masks) for which pricing and demand had dropped. Operating expenses were also reduced from permanent cost reductions made last year. Segment EBITDA was higher than pre-pandemic levels as well, which is a strong result and record profit levels for National Pen in its seasonal peak.

We continue to make investments in National Pen's e-commerce and other technology capabilities, leveraging the capabilities of the mass customization platform. As more markets are covered by the new e-commerce platform, National Pen is improving its growth prospects as the e-commerce portion of National Pen revenue is growing faster than other channels. The new platform is now rolled out in all markets except the U.S. and Canada, and we are on track to migrate those sites by the end of the upcoming September quarter.


Revenue ($M) & Reported Revenue Growth
Quarterly
$128
(4%)
$68
(14%)
$33
(53%)
$68
(4%)
$115
(10%)
$62
(9%)
$69
109%
$69
2%
$125
9%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


Organic Constant-Currency Revenue Growth
Quarterly
(3%)
(13%)
(53%)
(5%)
(13%)
(12%)
103%
2%
11%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
(3)%
(13)%
(16)%
(13)%
(12)%
(25)%
50%
103%
(53)%
2%
(5)%
(3)%
11%
(13)%
(2)%
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21
Q1'21+ Q1'22
Q2'21+ Q2'22


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Quarterly
$28
22%
(2%)
($1)
(29%)
($9)
(16%)
($11)
$19
16%
(5%)
($3)
$7
10%
(12%)
($8)
$32
25%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 39

ALL OTHER BUSINESSES This segment delivered increased revenue during Q2 FY2022 compared to the prior year, driven by the addition of revenue from a profitable, fast-growing acquisition completed during the fourth quarter of FY2021 that is included in BuildASign's results as well as strong growth at Printi in Brazil. Organic constant-currency revenue was flat year over year in Q2 in this segment as we lap the increased demand for home decor products last year in the BuildASign business. Q2 FY2022 segment EBITDA declined year over year by $4.4 million due to a combination of factors including an increase in the unit cost of performance advertising for BuildASign from its pandemic low point last year, and an increase in materials and labor input costs against a relatively stable pricing environment in key products during the seasonal holiday peak. Segment EBITDA margin declined year over year from 19% last year to 11% in Q2 FY2022. Compared to pre-pandemic periods, revenue and segment EBITDA are higher and we are pleased with the execution in these businesses. BUSINESSES IN THIS REPORTABLE SEGMENT: With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models evolve in function of customer feedback, testing, and entrepreneurial pivoting. BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas. In Q4 FY21, we closed a small acquisition under BuildASign in a new product category. Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality. YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets. Revenue ($M) & Reported Revenue Growth* Quarterly $50 $39 $43 $43 $55 $44 $49 $48 $58 3% 3% 1% 3% 11% 12% 16% 10% 4% Revenue Reported Revenue Growth Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Organic Constant-Currency Revenue Growth Quarterly 4% 5% 4% 6% 14% 15% 13% 5% —% Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $4 $3 $9 $9 $11 $7 $6 $5 $6 7% 8% 21% 20% 19% 15% 12% 10% 11% Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Please see non-GAAP reconciliations at the end of this document. Page 21 of 39

CENTRAL AND CORPORATE COSTS

Central and corporate costs increased 18% year over year in Q2 FY2022 from $31.0 million to $36.6 million, due to increased headcount and the non-recurrence of temporary cost-control measures that were still in place during Q2 FY2021, in particular in share-based compensation (FY2021 grants were delayed from August 2020 to February 2021). Compared to two years ago, central and corporate costs fell by 5%.

Excluding unallocated SBC, central and corporate costs were up 14%, or $4.2 million, year over year during the second quarter, and fell by 3% compared to two years ago.

Our Cimpress technology team continues to make progress in developing new MCP services and increasing adoption in our businesses. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being rolled out in Vista, National Pen and multiple upload and print businesses, and technologies that are designed to improve customer experience, drive higher conversion rates and automate manual processes.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.


Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$38
$3
$6
$17
$13
$37
$4
$6
$17
$12
$30
$1
$5
$14
$10
$31
$1
$6
$14
$10
$31
$—
$6
$16
$8
$34
$1
$6
$14
$12
$39
$4
$7
$16
$12
$35
$1
$7
$15
$12
$37
$2
$8
$16
$11
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22


Central and Corporate Costs
Excluding Unallocated Share-Based
Comp*
($M and as a % of Total Revenue)
$36
4%
$35
6%
$29
7%
$30
5%
$30
4%
$33
6%
$36
6%
$34
5%
$35
4%
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 22 of 39

CURRENCY IMPACTS Changes in currency rates negatively impacted our year- over-year reported revenue growth rate by about 200 basis points in Q2 FY2022. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant- currency growth rates to understand revenue trends in the absence of currency movements. Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities. Our Other income (expense), net was $12.8 million in Q2 FY2022, mainly driven by: • Realized gains on certain currency hedges were $0.7 million for the second quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA. • Unrealized gains of approximately $12.1 million in Q2 were primarily related to gains and losses on the revaluation of currency derivatives, ineffective interest rate swaps, and intercompany, cash and debt balances. These are included in our net income but mostly excluded from our adjusted EBITDA. Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period. Y/Y Impact from Currency* Financial Measure Q2 FY2022 Revenue Negative Operating income Negative Net income Positive Segment EBITDA Negative Adjusted EBITDA Neutral Adjusted free cash flow Negative *Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation. Other Income (Expense), Net ($M) (1) ($9) $23 ($6) ($9) ($17) $10 ($3) $13 $13 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Realized Gains (Losses) on Certain Currency Derivatives ($M) $10 $5 $4 $1 ($2) ($2) ($5) ($4) $1 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 (1) Refer to note 1 on page 10. Please see non-GAAP reconciliations at the end of this document. Page 23 of 39

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) December 31, 2021 June 30, 2021 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 231,159 $ 183,023 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 147,199 152,248 Accounts receivable, net of allowances of $7,055 and $9,404, respectively . . . . . . . . . . . . . . . . . 61,537 50,679 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96,656 70,044 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94,000 72,504 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 630,551 528,498 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 301,909 328,679 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82,413 87,626 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90,431 87,690 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138,805 149,618 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 783,159 726,979 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 180,960 186,744 Marketable securities, non-current 27,693 50,713 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39,456 35,951 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,275,377 $ 2,182,498 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 271,430 $ 199,831 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 260,930 247,513 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57,521 50,868 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,217 9,895 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28,522 26,551 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75,599 103,515 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 705,219 638,173 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23,161 27,433 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,707,052 1,732,511 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59,444 66,222 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78,522 96,410 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,573,398 2,560,749 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84,783 71,120 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,100,345 and 26,035,910 shares outstanding, respectively . . . . . . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 28 Treasury shares, at cost, 17,980,282 and 18,044,717 shares, respectively . . . . . . . . . . . . . . . . . . (1,364,336) (1,368,595) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 476,002 459,904 Retained earnings (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 562,214 530,159 Accumulated other comprehensive loss (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (57,327) (71,482) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (382,804) (449,371) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,275,377 $ 2,182,498 (1) Refer to note 1 on page 10. Please see non-GAAP reconciliations at the end of this document. Page 24 of 39

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended December 31,		Six Months Ended December 31,	
	2021	2020	2021	2020
Revenue (2)	$849,716	$780,904	$1,507,315	$1,367,404
Cost of revenue (1,2)	423,937	380,738	762,926	679,582
Technology and development expense (1)	70,267	65,036	137,544	123,525
Marketing and selling expense (1)	208,616	182,322	383,313	320,472
General and administrative expense (1)	46,726	42,979	93,274	84,791
Amortization of acquired intangible assets	13,882	13,453	27,340	26,758
Restructuring expense	307	2,182	(2)	2,096
Income from operations	85,981	94,194	102,920	130,180
Other income (expense), net (3)	12,839	(17,198)	26,009	(25,952)
Interest expense, net	(25,369)	(30,141)	(51,057)	(60,657)
Income before income taxes (3)	73,451	46,855	77,872	43,571
Income tax expense	17,298	12,954	26,679	19,748
Net income (3)	56,153	33,901	51,193	23,823
Add: Net income attributable to noncontrolling interest	(1,364)	(1,614)	(3,102)	(2,291)
Net income attributable to Cimpress plc (3)	$54,789	$32,287	$48,091	$21,532
Basic net income per share attributable to Cimpress plc (3)	$2.10	$1.24	$1.84	$0.83
Diluted net income per share attributable to Cimpress plc (3)	$2.08	$1.22	$1.82	$0.82
Weighted average shares outstanding — basic	26,096,786	26,003,649	26,084,518	25,974,823
Weighted average shares outstanding — diluted	26,402,703	26,384,460	26,493,258	26,390,273

(1) Share-based compensation is allocated as follows:

	Three Months Ended December 31,		Six Months Ended December 31,	
	2021	2020	2021	2020
Cost of revenue	$ 127	$ 34	$ 243	$ 134
Technology and development expense	3,355	1,215	6,258	3,406
Marketing and selling expense	2,798	754	5,475	2,439
General and administrative expense	6,225	3,240	11,535	7,547

(2) Refer to Note 1 on page 7.

(3) Refer to Note 1 on page 10.

Page 25 of 39

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended December 31, Six Months Ended December 31, 2021 2020 2021 2020 Operating activities Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 56,153 $ 33,901 $ 51,193 $ 23,823 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45,314 43,597 89,746 85,887 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,505 5,243 23,511 13,526 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,115 2,713 3,977 2,681 Unrealized (gain) loss on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,486) 17,917 (23,020) 32,545 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . (6,476) 1,826 (6,302) (3,132) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,228) 1,637 (1,699) 4,829 Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5,953) (1,811) (13,102) (14,259) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,583) 3,621 (23,327) 510 Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . (5,137) (2,445) (9,969) 78 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59,028 22,116 69,318 60,800 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . 2,092 22,172 19,585 48,880 Net cash provided by operating activities 143,344 150,487 179,911 256,168 Investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . (17,915) (8,407) (26,539) (16,790) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . (68,946) (36,395) (68,946) (36,395) Capitalization of software and website development costs . . . . . . . . . . (16,495) (11,641) (32,134) (26,445) Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . 17,000 — 27,000 — Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24,136 1,269 25,835 3,372 Payments for settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,880) — (1,880) — Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (419) (617) (419) Net cash used in investing activities (64,100) (55,593) (77,281) (76,677) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 202,000 — 301,000 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,560) (289,743) (7,671) (472,469) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (298) (641) (1,435) (1,051) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (648) Payments of withholding taxes in connection with equity awards . . . . . (319) — (2,898) (5,592) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . (30,581) (1,683) (33,107) (3,275) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (324) (5,063) (324) (5,063) Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,963) (4,599) (3,963) (4,599) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39 (46) 41 (57) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (39,006) (99,775) (49,357) (191,754) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . (2,310) 1,535 (5,137) 4,125 Net increase (decrease) in cash and cash equivalents . . . . . . . . . . . . . 37,928 (3,346) 48,136 (8,138) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . 193,231 40,229 183,023 45,021 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . $ 231,159 $ 36,883 $ 231,159 $ 36,883 Page 26 of 39

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth (year over year and year over two year), constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, reported revenue growth excluding revenue from face masks, upload and print group revenue growth, constant- currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing-twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. For year-over-two-year constant-currency revenue growth, we apply the same principle using the average exchange rates from the same period two years prior. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs revenue from Q2 FY2021 through Q1 FY2022, Despositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods. • Reported revenue growth excluding revenue from face masks removes revenue from face masks in all periods to provide a view of the underlying revenue trend for products and services other than pandemic-related face masks. This non-GAAP measure does not adjust for currency fluctuations or acquisition timing. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 27 of 39

CONSTANT-CURRENCY REVENUE GROWTH RATES
(Quarterly)

Total Company	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	(1)%	(10)%	(36)%	(7)%	(5)%	(4)%	48 %	12 %	9 %
Currency impact	2 %	2 %	1 %	(2)%	(3)%	(4)%	(6)%	(1)%	2 %
Revenue growth in constant currency	1 %	(8)%	(35)%	(9)%	(8)%	(8)%	42 %	11 %	11 %
Impact of TTM acquisitions, divestitures & JVs	(1)%	(1)%	(1)%	(1)%	(1)%	(2)%	(4)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %	9 %

Vista	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	(2)%	(12)%	(32)%	(4)%	(1)%	2 %	42 %	6 %	4 %
Currency impact	— %	1 %	1 %	(1)%	(3)%	(3)%	(5)%	(1)%	1 %
Revenue growth in constant currency	(2)%	(11)%	(31)%	(5)%	(4)%	(1)%	37 %	5 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	(2)%	(4)%	(5)%	(3)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%	32 %	2 %	3 %

Upload and Print ($M)	Q2FY21	Q2FY22
PrintBrothers reported revenue	$ 121.8	$ 137.7
The Print Group reported revenue	$ 76.2	$ 90.1
Upload and Print inter-segment eliminations	$ (0.5)	$ (0.4)
Total Upload and Print revenue in USD	**$ 197.5**	**$ 227.4**

Upload and Print	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	(14)%	50 %	19 %	15 %
Currency impact	(7)%	(13)%	(1)%	5 %
Revenue growth in constant currency	(21)%	37 %	18 %	20 %
Impact of TTM acquisitions	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	(21)%	37 %	18 %	20 %

PrintBrothers	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	9 %	— %	(38)%	(8)%	(4)%	(14)%	46 %	25 %	13 %
Currency impact	3 %	3 %	1 %	(5)%	(7)%	(7)%	(12)%	(1)%	5 %
Revenue growth in constant currency	12 %	3 %	(37)%	(13)%	(11)%	(21)%	34 %	24 %	18 %
Impact of TTM acquisitions	(4)%	(3)%	(2)%	(2)%	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	8 %	— %	(39)%	(15)%	(11)%	(21)%	34 %	24 %	18 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs from Q2 FY2021 through Q1 FY2022, Depositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods.

Values may not sum to total due to rounding.

Page 28 of 39

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	— %	(13)%	(47)%	(8)%	(13)%	(13)%	56 %	10 %	18 %
Currency impact	3 %	3 %	1 %	(4)%	(6)%	(7)%	(13)%	(2)%	5 %
Revenue growth in constant currency	3 %	(10)%	(46)%	(12)%	(19)%	(20)%	43 %	8 %	23 %

National Pen	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	(4)%	(14)%	(53)%	(4)%	(10)%	(9)%	109 %	2 %	9 %
Currency impact	1 %	1 %	— %	(1)%	(3)%	(3)%	(6)%	— %	2 %
Revenue growth in constant currency	(3)%	(13)%	(53)%	(5)%	(13)%	(12)%	103 %	2 %	11 %

All Other Businesses	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	3 %	3 %	1 %	3 %	11 %	12 %	16 %	10 %	4 %
Currency impact	1 %	2 %	2 %	3 %	3 %	3 %	(1)%	— %	1 %
Revenue growth in constant currency	4 %	5 %	3 %	6 %	14 %	15 %	15 %	10 %	5 %
Impact of TTM acquisitions and divestitures	— %	— %	1 %	— %	— %	— %	(2)%	(5)%	(5)%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	4 %	5 %	4 %	6 %	14 %	15 %	13 %	5 %	— %

CONSTANT-CURRENCY REVENUE GROWTH RATES

(YTD)

Total Company	YTD Q2FY20	YTD Q2FY21	YTD Q2FY22
Reported revenue growth	3 %	(6)%	10 %
Currency impact	(1)%	(2)%	1 %
Revenue growth in constant currency	2 %	(8)%	11 %
Impact of TTM acquisitions, divestitures & JVs	— %	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	2 %	(10)%	9 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	8 %	4 %	7 %	8 %
Currency impact	3 %	5 %	3 %	2 %
Revenue growth in constant currency	11 %	9 %	10 %	10 %
Impact of TTM acquisitions, divestitures & JVs	(5)%	(6)%	(5)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	3 %	5 %	4 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs from Q2 FY2021 through Q1 FY2022, Depositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods.

Values may not sum to total due to rounding.

Page 29 of 39

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

Total Company	**Q2FY20**	**Q3FY20**	**Q4FY20**	**Q1FY21**	**Q2FY21**	**Q3FY21**	**Q4FY21**	**Q1FY22**	**Q2FY22**
Reported revenue growth	(1)%	(10)%	(36)%	(7)%	(5)%	(4)%	48 %	12 %	9 %
Currency impact	2 %	2 %	1 %	(2)%	(3)%	(4)%	(6)%	(1)%	2 %
Revenue growth in constant currency	1 %	(8)%	(35)%	(9)%	(8)%	(8)%	42 %	11 %	11 %
Impact of TTM acquisitions, divestitures & JVs	(1)%	(1)%	(1)%	(1)%	(1)%	(2)%	(4)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %	9 %

2-Year Stacked Organic Constant-Currency	**Q2'19+ Q2'20**	**Q3'19+ Q3'20**	**Q4'19+ Q4'20**	**Q1'20+ Q1'21**	**Q2'20+ Q2'21**	**Q3'20+ Q3'21**	**Q4'20+ Q4'21**	**Q1'21+ Q1'22**	**Q2'21+ Q2'22**
Year 1 (Earlier of the 2 Stacked Periods)	6 %	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%
Year 2 (More Recent of the 2 Stacked Periods)	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %	9 %	9 %
Year 1 + Year 2	6 %	(6)%	(31)%	(6)%	(9)%	(19)%	2 %	(1)%	— %

Vista	**Q2FY20**	**Q3FY20**	**Q4FY20**	**Q1FY21**	**Q2FY21**	**Q3FY21**	**Q4FY21**	**Q1FY22**	**Q2FY22**
Reported revenue growth	(2)%	(12)%	(32)%	(4)%	(1)%	2 %	42 %	6 %	4 %
Currency impact	— %	1 %	1 %	(1)%	(3)%	(3)%	(5)%	(1)%	1 %
Revenue growth in constant currency	(2)%	(11)%	(31)%	(5)%	(4)%	(1)%	37 %	5 %	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	(2)%	(4)%	(5)%	(3)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%	32 %	2 %	3 %

2-Year Stacked Organic Constant-Currency	**Q2'20+ Q2'21**	**Q3'20+ Q3'21**	**Q4'20+ Q4'21**	**Q1'21+ Q1'22**	**Q2'21+ Q2'22**
Year 1 (Earlier of the 2 Stacked Periods)	(2)%	(11)%	(31)%	(5)%	(6)%
Year 2 (More Recent of the 2 Stacked Periods)	(6)%	(5)%	32 %	2 %	3 %
Year 1 + Year 2	(8)%	(16)%	1 %	(3)%	(3)%

PrintBrothers	**Q2FY20**	**Q3FY20**	**Q4FY20**	**Q1FY21**	**Q2FY21**	**Q3FY21**	**Q4FY21**	**Q1FY22**	**Q2FY22**
Reported revenue growth	9 %	— %	(38)%	(8)%	(4)%	(14)%	46 %	25 %	13 %
Currency impact	3 %	3 %	1 %	(5)%	(7)%	(7)%	(12)%	(1)%	5 %
Revenue growth in constant currency	12 %	3 %	(37)%	(13)%	(11)%	(21)%	34 %	24 %	18 %
Impact of TTM acquisitions, divestitures & JVs	(4)%	(3)%	(2)%	(2)%	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	8 %	— %	(39)%	(15)%	(11)%	(21)%	34 %	24 %	18 %

2-Year Stacked Organic Constant-Currency	**Q2'20+ Q2'21**	**Q3'20+ Q3'21**	**Q4'20+ Q4'21**	**Q1'21+ Q1'22**	**Q2'21+ Q2'22**
Year 1 (Earlier of the 2 Stacked Periods)	8 %	— %	(39)%	(15)%	(11)%
Year 2 (More Recent of the 2 Stacked Periods)	(11)%	(21)%	34 %	24 %	18 %
Year 1 + Year 2	(3)%	(21)%	(5)%	9 %	7 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs from Q2 FY2021 through Q1 FY2022, Depositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods.

Values may not sum to total due to rounding.

Page 30 of 39

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	— %	(13)%	(47)%	(8)%	(13)%	(13)%	56 %	10 %	18 %
Currency impact	3 %	3 %	1 %	(4)%	(6)%	(7)%	(13)%	(2)%	5 %
Revenue growth in constant currency	3 %	(10)%	(46)%	(12)%	(19)%	(20)%	43 %	8 %	23 %

2-Year Stacked Organic Constant-Currency	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22	Q2'21+ Q2'22
Year 1 (Earlier of the 2 Stacked Periods)	3 %	(10)%	(46)%	(12)%	(19)%
Year 2 (More Recent of the 2 Stacked Periods)	(19)%	(20)%	43 %	8 %	23 %
Year 1 + Year 2	(16)%	(30)%	(3)%	(4)%	4 %

National Pen	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Reported revenue growth	(4)%	(14)%	(53)%	(4)%	(10)%	(9)%	109 %	2 %	9 %
Currency impact	1 %	1 %	— %	(1)%	(3)%	(3)%	(6)%	— %	2 %
Revenue growth in constant currency	(3)%	(13)%	(53)%	(5)%	(13)%	(12)%	103 %	2 %	11 %

2-Year Stacked Organic Constant-Currency	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21	Q1'21+ Q1'22	Q2'21+ Q2'22
Year 1 (Earlier of the 2 Stacked Periods)	(3)%	(13)%	(53)%	(5)%	(13)%
Year 2 (More Recent of the 2 Stacked Periods)	(13)%	(12)%	103 %	2 %	11 %
Year 1 + Year 2	(16)%	(25)%	50 %	(3)%	(2)%

YEAR-OVER-TWO-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

Total Company	Q2FY22 vs. Q2FY20
Reported revenue growth	4 %
Currency impact	(2)%
Revenue growth in constant currency	2 %
Impact of TTM acquisitions & divestitures	(3)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(1)%

Vista	Q2FY22 vs. Q2FY20
Reported revenue growth	3 %
Currency impact	(1)%
Revenue growth in constant currency	2 %
Impact of TTM acquisitions & divestitures	(5)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(3)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs from Q2 FY2021 through Q1 FY2022, Depositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods.

Values may not sum to total due to rounding.

Page 31 of 39

YEAR-OVER-TWO-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.) PrintBrothers Q2FY22 vs. Q2FY20 Reported revenue growth 9 % Currency impact (4) % Revenue growth in constant currency 5 % Impact of TTM acquisitions & divestitures — % Revenue growth in constant currency ex. TTM acquisitions & divestitures 5 % The Print Group Q2FY22 vs. Q2FY20 Reported revenue growth 3 % Currency impact (4) % Revenue growth in constant currency (1) % Impact of TTM acquisitions & divestitures — % Revenue growth in constant currency ex. TTM acquisitions & divestitures (1) % National Pen Q2FY22 vs. Q2FY20 Reported revenue growth (3) % Currency impact (2) % Revenue growth in constant currency (5) % Impact of TTM acquisitions & divestitures — % Revenue growth in constant currency ex. TTM acquisitions & divestitures (5) % All Other Businesses Q2FY22 vs. Q2FY20 Reported revenue growth 16 % Currency impact 3 % Revenue growth in constant currency 19 % Impact of TTM acquisitions & divestitures (3) % Revenue growth in constant currency ex. TTM acquisitions & divestitures 16 % Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs from Q2 FY2021 through Q1 FY2022, Depositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods. Values may not sum to total due to rounding. Page 32 of 39

YEAR-OVER-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES EXCLUDING FACE MASK REVENUE Total Company Q2FY22 ex. face masks Reported revenue growth 9 % Currency impact 2 % Revenue growth in constant currency 11 % Impact of TTM acquisitions & divestitures (2) % Revenue growth in constant currency ex. TTM acquisitions & divestitures 9 % Face Mask Revenue Impact 5 % Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks 14 % Vista Q2FY22 ex. face masks Reported revenue growth 4 % Currency impact 1 % Revenue growth in constant currency 5 % Impact of TTM acquisitions & divestitures (2) % Revenue growth in constant currency ex. TTM acquisitions & divestitures 3 % Face Mask Revenue Impact 6 % Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks 9 % PrintBrothers Q2FY22 ex. face masks Reported revenue growth 13 % Currency impact 5 % Revenue growth in constant currency 18 % Impact of TTM acquisitions & divestitures — % Revenue growth in constant currency ex. TTM acquisitions & divestitures 18 % Face Mask Revenue Impact 3 % Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks 21 % The Print Group Q2FY22 ex. face masks Reported revenue growth 18 % Currency impact 5 % Revenue growth in constant currency 23 % Impact of TTM acquisitions & divestitures — % Revenue growth in constant currency ex. TTM acquisitions & divestitures 23 % Face Mask Revenue Impact 10 % Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks 33 % Values may not sum to total due to rounding. Page 33 of 39

YEAR-OVER-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES EXCLUDING FACE MASK REVENUE (CONT.)

National Pen	Q2FY22 ex. face masks
Reported revenue growth	9 %
Currency impact	2 %
Revenue growth in constant currency	11 %
Impact of TTM acquisitions & divestitures	— %
Revenue growth in constant currency ex. TTM acquisitions & divestitures	11 %
Face Mask Revenue Impact	8 %
Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks	19 %

All Other Businesses	Q2FY22 ex. face masks
Reported revenue growth	4 %
Currency impact	1 %
Revenue growth in constant currency	5 %
Impact of TTM acquisitions & divestitures	(5)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	— %
Face Mask Revenue Impact	— %
Revenue growth in constant currency ex. TTM acquisitions & divestitures & face masks	— %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, 99designs from Q2 FY2021 through Q1 FY2022, Depositphotos for all periods, and the revenue for a small acquisition in our All Other Businesses reportable segment for all periods.

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Total revenue	$820.3	$598.0	$429.1	$586.5	$780.9	$573.4	$635.2	$657.6	$849.7
Cost of revenue	$394.0	$309.6	$219.6	$298.8	$380.7	$296.5	$323.8	$339.0	$423.9
Gross profit (revenue minus cost of revenue)	**$426.3**	**$288.4**	**$209.5**	**$287.7**	**$400.2**	**$276.8**	**$311.4**	**$318.6**	**$425.8**
as a percent of total revenue	*52.0 %*	*48.2 %*	*48.8 %*	*49.0 %*	*51.2 %*	*48.3 %*	*49.0 %*	*48.5 %*	*50.1 %*
Advertising expense and payment processing fees	$109.6	$86.9	$43.8	$79.2	$113.8	$87.8	$99.1	$100.1	$126.5
Contribution profit (gross profit minus advertising/processing fees)	**$316.8**	**$201.5**	**$165.7**	**$208.4**	**$286.4**	**$189.0**	**$212.3**	**$218.6**	**$299.3**
as a percent of total revenue	*38.6 %*	*33.7 %*	*38.6 %*	*35.5 %*	*36.7 %*	*33.0 %*	*33.4 %*	*33.2 %*	*35.2 %*

Values may not sum to total due to rounding.

Page 34 of 39

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Vista	$138.9	$ 73.8	$ 66.4	$ 90.2	$112.3	$ 64.3	$ 57.9	$ 68.0	$ 92.7
PrintBrothers	16.5	8.7	3.5	9.7	16.5	7.6	9.4	16.3	18.6
The Print Group	18.1	10.9	8.9	12.2	12.6	6.5	11.9	14.4	16.4
National Pen	28.1	(1.2)	(9.4)	(10.7)	18.7	(3.3)	6.9	(8.0)	31.6
All Other Businesses	3.7	3.2	8.9	8.6	10.7	6.5	5.9	4.9	6.3
Total segment EBITDA (loss)	**$205.2**	**$ 95.3**	**$ 78.3**	**$110.0**	**$170.7**	**$ 81.6**	**$ 92.0**	**$ 95.6**	**$165.5**
Central and corporate costs ex. unallocated SBC	(35.6)	(34.6)	(29.0)	(29.9)	(30.5)	(32.8)	(35.6)	(34.1)	(34.7)
Unallocated SBC	(2.8)	(3.7)	(1.0)	(1.2)	(0.5)	(1.3)	(3.7)	(1.1)	(1.9)
Exclude: share-based compensation included in segment EBITDA	8.3	8.9	11.3	8.3	5.2	9.5	14.0	11.0	12.5
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	10.4	5.0	4.3	1.2	(1.6)	(1.9)	(4.6)	(3.7)	0.7
Adjusted EBITDA	**$185.5**	**$ 70.9**	**$ 63.8**	**$ 88.5**	**$143.4**	**$ 55.0**	**$ 62.2**	**$ 67.6**	**$142.1**
Depreciation and amortization	(42.4)	(41.8)	(41.2)	(42.3)	(43.6)	(42.8)	(44.5)	(44.4)	(45.3)
Proceeds from insurance	—	—	—	—	—	(0.1)	—	—	—
Earn-out related charges	—	—	0.1	—	—	—	—	—	—
Share-based compensation expense[1]	(8.3)	(8.9)	(11.3)	(8.3)	(5.2)	(9.5)	(14.0)	(11.0)	(12.5)
Certain impairments and other adjustments [1,2]	(0.9)	(102.0)	(1.9)	(0.8)	0.2	(20.6)	0.7	0.8	2.7
Restructuring-related charges	(1.9)	(0.9)	(8.5)	0.1	(2.2)	0.4	0.1	0.3	(0.3)
Realized (gains) losses on currency derivatives not included in operating income	(10.4)	(5.0)	(4.3)	(1.2)	1.6	1.9	4.6	3.7	(0.7)
Total income (loss) from operations	**$121.6**	**$(87.7)**	**$ (3.3)**	**$ 36.0**	**$ 94.2**	**$(15.7)**	**$ 9.0**	**$ 16.9**	**$ 86.0**
Operating income (loss) margin	*15 %*	*(15)%*	*(1)%*	*6 %*	*12 %*	*(3)%*	*1 %*	*3 %*	*10 %*
Operating income (loss) year-over-year growth	*34 %*	*(396)%*	*(107)%*	*42 %*	*(23)%*	*82 %*	*376 %*	*(53)%*	*(9)%*

1 Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

2 During the three and six months ended December 31, 2021, we recognized a gain of $3,324 for the purchase and sale of a previously leased facility, which was impaired in the prior fiscal year and is resulting in a gain in the current period within general and administrative expense on our consolidated statement of operations. This gain is excluded from segment EBITDA and is therefore included as a positive adjustment to reconcile total segment EBITDA to income from operations.

Values may not sum to total due to rounding.

Page 35 of 39

ADJUSTED EBITDA
(Quarterly, in millions)

	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
GAAP operating income (loss)	$121.6	($87.7)	($3.3)	$36.0	$94.2	($15.7)	$9.0	$16.9	$86.0
Depreciation and amortization	$42.4	$41.8	$41.2	$42.3	$43.6	$42.8	$44.5	$44.4	$45.3
Share-based compensation expense[1]	$8.3	$8.9	$11.3	$8.3	$5.2	$9.5	$14.0	$11.0	$12.5
Proceeds from insurance	$—	$—	$—	$—	$—	$0.1	$—	$—	$—
Earn-out related charges	$—	$—	($0.1)	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments[2]	$0.9	$102.0	$1.9	$0.8	($0.2)	$20.6	($0.7)	($0.8)	($2.7)
Restructuring related charges	$1.9	$0.9	$8.5	($0.1)	$2.2	($0.4)	($0.1)	($0.3)	$0.3
Realized gains (losses) on currency derivatives not included in operating income	$10.4	$5.0	$4.3	$1.2	($1.6)	($1.9)	($4.6)	($3.7)	$0.7
Adjusted EBITDA[3,4]	**$185.5**	**$70.9**	**$63.8**	**$88.5**	**$143.4**	**$55.0**	**$62.2**	**$67.6**	**$142.1**

ADJUSTED EBITDA
(YTD, in millions)

	YTD FY2020	YTD FY2021	YTD FY2022
GAAP operating income (loss)	$147.0	$130.2	$102.9
Depreciation and amortization	$84.9	$85.9	$89.7
Share-based compensation expense[1]	$13.1	$13.5	$23.5
Certain impairments and other adjustments[2]	$0.8	$0.6	($3.5)
Restructuring related charges	$4.1	$2.1	$—
Realized gains (losses) on currency derivatives not included in operating income	$15.2	($0.4)	($3.0)
Adjusted EBITDA[3,4]	**$265.0**	**$231.9**	**$209.7**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]During the three and six months ended December 31, 2021, we recognized a gain of $3,324 for the sale of a facility within general and administrative expense on our consolidated statement of operations. This gain is excluded from segment EBITDA and is therefore included as a positive adjustment to reconcile total segment EBITDA to income from operations.
[3]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[4]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 36 of 39

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q2FY20	TTM Q3FY20	TTM Q4FY20	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22
GAAP operating income (loss)	$226.0	$108.6	$56.0	$66.6	$39.2	$111.2	$123.5	$104.5	$96.3
Depreciation and amortization	$172.6	$170.4	$167.9	$167.7	$168.9	$169.9	$173.2	$175.4	$177.1
Waltham, MA lease depreciation adjustment	($2.1)	($1.0)	$—	$—	$—	$—	$—	$—	$—
Share-based compensation expense[1]	$25.2	$29.6	$33.3	$36.8	$33.7	$34.3	$37.0	$39.8	$47.0
Proceeds from insurance	$—	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1
Interest expense associated with Waltham, MA lease	($3.6)	($1.8)	$—	$—	$—	$—	$—	$—	$—
Earn-out related charges	$—	$—	($0.1)	($0.1)	($0.1)	($0.1)	$—	$—	$—
Certain impairments and other adjustments[2]	$11.5	$112.7	$104.6	$105.6	$104.4	$23.0	$20.5	$18.9	$16.4
Restructuring related charges	$14.9	$8.0	$13.5	$11.3	$11.6	$10.3	$1.6	$1.4	($0.5)
Realized gains (losses) on currency derivatives not included in operating income	$26.5	$26.6	$24.5	$20.9	$8.9	$2.0	($6.9)	($11.7)	($9.5)
Adjusted EBITDA[3,4]	**$471.1**	**$453.1**	**$399.8**	**$408.7**	**$366.6**	**$350.8**	**$349.1**	**$328.3**	**$326.9**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]During the three and six months ended December 31, 2021, we recognized a gain of $3,324 for the sale of a facility within general and administrative expense on our consolidated statement of operations. This gain is excluded from segment EBITDA and is therefore included as a positive adjustment to reconcile total segment EBITDA to income from operations.
[3]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[4]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
Net cash provided by (used in) operating activities	$202.2	$19.0	$54.4	$105.7	$150.5	($37.2)	$46.3	$36.6	$143.3
Purchases of property, plant and equipment	($13.9)	($10.5)	($11.8)	($8.4)	($8.4)	($5.9)	($15.8)	($8.6)	($17.9)
Capitalization of software and website development costs	($10.9)	($12.4)	($8.2)	($14.8)	($11.6)	($18.9)	($15.6)	($15.6)	($16.5)
Adjusted free cash flow	**$177.3**	**($4.0)**	**$34.4**	**$82.5**	**$130.4**	**($62.0)**	**$14.9**	**$12.3**	**$108.9**

Reference:

Value of finance leases	$0.1	$1.5	$—	$0.1	$0.1	$5.5	$1.4	$0.9	$2.7
Cash restructuring payments	$0.5	$2.3	$4.0	$2.5	$1.4	$0.1	$2.5	$—	$0.2
Cash paid during the period for interest	$23.9	$9.5	$30.1	$9.1	$49.2	$8.0	$50.7	$14.4	$35.3
Cash interest related to borrowing	**$23.9**	**$9.5**	**$30.1**	**$9.1**	**$49.2**	**$8.0**	**$50.7**	**$14.4**	**$35.3**

Values may not sum to total due to rounding.

Page 37 of 39

ADJUSTED FREE CASH FLOW

(Year To Date, in millions)

	YTD FY2020	YTD FY2021	YTD FY2022
Net cash provided by operating activities	$265.1	$256.2	$179.9
Purchases of property, plant and equipment	($28.1)	($16.8)	($26.5)
Capitalization of software and website development costs	($23.4)	($26.4)	($32.1)
Adjusted free cash flow	**$213.6**	**$212.9**	**$121.2**

Reference:

Value of finance leases	$0.1	$0.2	$3.6
Cash restructuring payments	$2.8	$4.0	$0.2
Cash paid during the period for interest	$33.3	$58.3	$49.7
Cash interest related to borrowing	**$33.3**	**$58.3**	**$49.7**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q2FY20	TTM Q3FY20	TTM Q4FY20	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22
Net cash provided by operating activities	$390.7	$392.7	$338.4	$381.2	$329.5	$273.3	$265.2	$196.1	$189.0
Purchases of property, plant and equipment	($59.9)	($51.3)	($50.5)	($44.7)	($39.2)	($34.6)	($38.5)	($38.8)	($48.3)
Capitalization of software and website development costs	($50.1)	($49.8)	($44.0)	($46.3)	($47.0)	($53.5)	($60.9)	($61.8)	($66.6)
Adjusted free cash flow	**$280.6**	**$291.5**	**$244.0**	**$290.2**	**$243.3**	**$185.3**	**$165.8**	**$95.6**	**$74.1**

Reference:

Value of finance leases	$4.8	$1.8	$1.6	$1.7	$1.6	$5.6	$7.0	$7.8	$10.4
Cash restructuring payments	$7.1	$6.3	$9.1	$9.3	$10.3	$8.1	$6.6	$4.1	$2.8
Cash paid during the period for interest	$67.4	$66.8	$72.9	$72.6	$97.9	$96.5	$117.0	$122.3	$108.4
Interest expense for Waltham, MA Lease	($3.6)	($1.8)	$—	$—	$—	$—	$—	$—	$—
Cash interest related to borrowing	**$63.9**	**$65.0**	**$72.9**	**$72.6**	**$97.9**	**$96.5**	**$117.0**	**$122.3**	**$108.4**

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22
P&L view of interest expense	$15.7	$17.3	$27.8	$30.5	$30.1	$29.0	$29.7	$25.7	$25.4
Less: Interest expense related to investment consideration	$—	$—	$—	$—	$—	$—	($0.7)	($0.2)	($0.1)
Interest expense related to borrowing	**$15.7**	**$17.3**	**$27.8**	**$30.5**	**$30.1**	**$29.0**	**$29.0**	**$25.4**	**$25.3**

Values may not sum to total due to rounding.

Page 38 of 39

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue, earnings,and other financial results; the anticipated impacts of the evolution of Vista and our investments in the Vista business, including our expectations for future growth; the anticipated launches of Vista's new websites in the United States and other countries and the anticipated impacts of Vista's new technology platform; the anticipated success of Vista's partnership with Wix; our expectations for National Pen's e-commerce platform, including the timing of its rollout in the United States and Canada and its effect on revenue growth; the expected persistence of input costs and supply constraints; our expectations with respect to our competitive position and market share; our planned investments in our business and the expected effects of those investments; our expectations with respect to our leverage position; and our statements about the future in the Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic, supply chain constraints, and inflation and the timing and pace of economic recovery; our failure to execute on the transformation of the Vista business; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; the failure of our strategic partnerships with Wix and other companies to achieve the success we expect; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform, Vista's new technology platform, or National Pen's e- commerce platform or the failure of the technologies to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2021 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 39 of 39